                                                                 Exhibit 3.1(AA)

================================================================================

                                                                  20353521
                                                            --------------------
                                                            Corporate Access No.

                                    Alberta

                            BUSINESS CORPORATIONS ACT

                                     Form 2

                          CERTIFICATE OF INCORPORATION

                             - 353521 ALBERTA INC. -
--------------------------------------------------------------------------------
                               Name of Corporation

I HEREBY CERTIFY THAT THE ABOVE-MENTIONED CORPORATION, THE ARTICLES OF

INCORPORATION OF WHICH ARE ATTACHED, WAS INCORPORATED UNDER THE

BUSINESS CORPORATIONS ACT OF THE PROVINCE OF ALBERTA.

                                             /s/ [ILLEGIBLE]
                                             -----------------------------------
                                                  Registrar of Corporations

[SEAL]
                                                       September 10, 1986
                                                  ------------------------------
                                                      Date of Incorporation

================================================================================

                            BUSINESS CORPORATIONS ACT
                                   (SECTION 6)

                                                        ----------------------
CORPORATE REGISTRAR                                             FILED
      RECEIVED                                               SEP 10 1986

    SEP 10 1986                                        Registrar of Corporations
                                                       -------------------------
    CALGARY
  CONSUMER AND
CORPORATE AFFAIRS


Alberta                                                ARTICLES OF INCORPORATION
--------------------------------------------------------------------------------
1.    NAME OF CORPORATION.

      353521 ALBERTA INC.

--------------------------------------------------------------------------------
2. THE CLASSES AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE.

      Unlimited number of Class "A" common voting shares without nominal or par value;

      Unlimited number of Class "B" common non-voting shares without nominal or par value;

      all subject to the rights, privileges, restrictions and conditions as contained in Schedule "A" attached hereto.

--------------------------------------------------------------------------------
3.    RESTRICTIONS IF ANY ON SHARE TRANSFERS.

      No shares in the capital of the Corporation shall be transferred to any person without the approval of the Board of Directors, subject to the restrictions imposed by Schedule "B" attached hereto.

--------------------------------------------------------------------------------
4.    NUMBER (OR MINIMUM AND MAXIMUM NUMBER) OF DIRECTORS.

      Minimum - One (1) Maximum - Fifteen (15)

--------------------------------------------------------------------------------
5. IF THE CORPORATION IS RESTRICTED FROM CARRYING ON A CERTAIN BUSINESS. SPECIFY THESE RESTRICTIONS

      No restrictions.

--------------------------------------------------------------------------------
6.    OTHER PROVISIONS IF ANY.

      See Schedule "B" attached hereto.

--------------------------------------------------------------------------------
7.    DATE. September 10, 1986

--------------------------------------------------------------------------------
INCORPORATORS NAMES:   ADDRESS (INCLUDE POSTAL CODE)   SIGNATURE
--------------------------------------------------------------------------------
                       1900, 736 - 6th Avenue S.W.
Mark N. Woolstencroft  Calgary, Alberta  T2P 3W1       /s/ Mark N. Woolstencroft
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  SCHEDULE "A" TO THE ARTICLES OF INCORPORATION

1. The Class "A" and Class "B" common shares shall respectively carry and be subject to the following rights, privileges, restrictions and conditions, namely:

      (a)   The holders of the Class "A" common shares shall be entitled to one
            (1) vote in respect of each such Class "A" common share held at all meetings of the shareholders of the Corporation;

      (b) Subject to the right to vote at a meeting of the holders of Class "B" common shares, the holders of the Class "B" common shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation, and shall not be entitled to vote at any such meeting;

      (c) In the event of the liquidation, dissolution or winding up of the Corporation or other distribution of assets of the Corporation (except payment of dividends) among shareholders for the purpose of winding up its affairs, the holders of the Class "A" and Class "B" common shares shall rank equally in the distribution of all or any part of the property and assets of the Corporation, which property and assets shall be distributed to the holders of common shares pro rata to the number of common shares issued and outstanding on the date of such distribution;

      (d) The holders of Class "A" and Class "B" common shares need not rank equally or be treated equally in the declaration or payment of dividends and the Directors shall have full and absolute discretion to declare and pay dividends:

            (i)   to the holders of Class "A" common shares only; or

            (ii)  to the holders of Class "B" common shares only; or

            (iii) of differing amounts per share to the holders of Class "A"
                  common shares and the holders of Class "B" common shares;

            provided that within each class of shares, all dividends shall be paid to the shareholders in proportion to the number of shares held by them.

                  SCHEDULE "B" TO THE ARTICLES OF INCORPORATION

1.    The right to transfer the Corporation's shares is. restricted.


2.    The number of the Corporation's shareholders, exclusive of

      (i) persons who are in its employment or that of an affiliate, and

      (ii) persons who, having been formerly in the employment of the Corporation or that of an affiliate, were, while in that employment, shareholders of the Corporation and have continued to be shareholders of that Corporation after the termination of that employment, is limited to not more than fifty (50) persons, two (2) or more persons who are the joint registered owners of one (1) or more shares being counted as one (1) shareholder.

3. Any invitation to the public to subscribe for the Corporation's securities is prohibited.

                                                                 Exhibit 3.1(BB)

================================================================================

                                                                  20353521
                                                             -------------------
                                                             Corporate Access No

                                    Alberta

                            BUSINESS CORPORATIONS ACT

                                     Form 5

                            CERTIFICATE OF AMENDMENT

                              VENTURES GAINED INC.
--------------------------------------------------------------------------------
                               Name of Corporation

I HEREBY CERTIFY THAT THE ARTICLES OF THE ABOVE-MENTIONED CORPORATION WERE AMENDED.

|_| UNDER SECTION 13 OF THE BUSINESS CORPORATIONS ACT IN ACCORDANCE WITH THE ATTACHED NOTICE;

|_| UNDER SECTION 27 OF THE BUSINESS CORPORATIONS ACT AS SET OUT IN THE ATTACHED ARTICLES OF AMENDMENT DESIGNATING A SERIES OF SHARES;

|X| UNDER SECTION 171 OF THE BUSINESS CORPORATIONS ACT AS SET OUT IN THE ATTACHED ARTICLES OF AMENDMENT;

|_| UNDER SECTION 185 OF THE BUSINESS CORPORATIONS ACT AS SET OUT IN THE ATTACHED ARTICLES OF REORGANIZATION;

|_| UNDER SECTION 186 OF THE BUSINESS CORPORATIONS ACT AS SET OUT IN THE ATTACHED ARTICLES OF ARRANGEMENT.

[SEAL]                                       /s/ [ILLEGIBLE]
                                             -----------------------------------
                                                  Registrar of Corporations

                                                       January 28, 1987
                                                  ------------------------------
                                                          Date of Amendment

================================================================================

                            BUSINESS CORPORATIONS ACT
                              (SECTION 27 OR 171)

--------------------                                     -----------------------
      RECEIVED                                                    FILED
                                                               JAN 28 1987
    JAN 27 1987
CORPORATE REGISTRY                                       Registrar Corporations
                                                           Province of Alberta
Province of Alberta                                       ----------------------
 CORPORATE AFFAIRS
--------------------

Alberta                                                    ARTICLES OF AMENDMENT
--------------------------------------------------------------------------------
1. NAME OF CORPORATION.                         2. CORPORATE ACCESS NO.

      353521 ALBERTA INC.                       20353521
--------------------------------------------------------------------------------

3. THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:

      1. Pursuant to Section 167 (1) (a) of the Business Corporations Act (Alberta), Article 1 of the Articles of the Corporation is hereby amended by changing the name of the Corporation from 353521 Alberta Inc. to:

            VENTURES GAINED INC.

      2. Pursuant to Section 167 (1) (d) and (e) of the Business Corporations Act (Alberta), Article 2 of the Articles of t he Corporation is hereby amended by the deletion of the present wording contained in Article 2 and the Schedule "A" referred thereto, and by the substitution of the wording as set forth in Schedule "I" attached hereto.

      3. Pursuant to Section 167 (1) (1) of the Business Corporations Act (Alberta), Article 3 of the Articles of the Corporation is hereby amended by the deletion of the present wording contained in Article 3 and by the substitution of the word "None".

      4. Pursuant to Section 167 (1) (k) of the Business Corporations Act (Alberta), Article 4 of the Articles of the Corporation is hereby amended by increasing the minimum number of directors of the Corporation from One to Three (3).

      5. Pursuant to Section 167 (1) (m) of the Business Corporations Act (Alberta), Article 6 of the Articles of the Corporation is hereby amended by the deletion of the present wording contained in Article 6 and the Schedule "B" referred thereto and by the substitution of the word "None".

--------------------------------------------------------------------------------
      DATE                        SIGNATURE                 TITLE

JAN 23/87                   /s/ JEFFREY P. GOGUEN           TREASURER
--------------------------------------------------------------------------------
FOR DEPARTMENTAL USE ONLY                                   FILED

                  SCHEDULE "I" TO THE ARTICLES OF AMENDMENT OF
                               353521 ALBERTA INC.

            The classes and any maximum number of shares that the Corporation is authorized to issue are:

            Unlimited number of Common voting shares without nominal or par value;

            Unlimited number of Class "B" Common non-voting shares without nominal or par value;

            Unlimited number of Preferred shares without nominal or par value;

            all subject to the rights, privileges, restrictions and conditions as hereinafter set forth:

1. The Common and Class "B" Common shares shall respectively carry and be subject to the following rights, privileges, restrictions and conditions, namely:

      (a) The holders of the Common shares shall be entitled to one (1) vote in respect of each such Common share held at all meetings of the shareholders of the Corporation;

      (b) Subject to the right to vote at a meeting of the holders of Class "B" Common shares, the holders of the Class "B" Common shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation, and shall not be entitled to vote at any such meeting;

      (c) In the event of the liquidation, dissolution or winding up of the Corporation or other distribution of assets of the Corporation (except payment of dividends) among shareholders for the purpose of winding up its affairs, the holders of the Common and Class "B" Common shares shall rank equally in the distribution of all or any part of the property and assets of the Corporation, which property and assets shall be distributed to the holders of common shares pro rata to the number of common shares issued and outstanding on the date of such distribution;

      (d) The holders of Common and Class "B" Common shares need not rank equally or be treated equally in the declaration or payment of dividends and the Directors shall have full and absolute discretion to declare and pay dividends:

            (i)   to the holders of Common shares only; or

            (ii)  to the holders of Class "B" Common shares only; or

            (iii) of differing amounts per share to the holders of Common shares and the holders of Class "B" Common shares;

            provided that within each class of shares, all dividends shall be paid to the shareholders in proportion to the number of shares held by them.

2. The Preferred shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions, namely:

      (a)   DIRECTORS' RIGHT TO ISSUE IN ONE OR MORE SERIES

            The Preferred shares may at any time, or from time to time, be issued in one or more series, each series to consist of such number of shares as may, before the issue thereof, be determined by resolution of the Board of Directors of the Corporation;

      (b)   DIRECTORS' RIGHT TO FIX TERMS OF EACH SERIES

            The Directors of the Corporation shall, by ordinary resolution, fix from time to time before the issue thereof the designation, price, restrictions, conditions and limitations attaching to the Preferred shares of each series including, without limiting the generality of the foregoing, the rate or amount of dividends or the method of calculating dividends, the dates of payment thereof, the redemption or purchase prices and terms and conditions of redemption or purchase, any voting rights, any conversion rights and any sinking fund or other provisions;

      (c)   RANKING OF PREFERRED SHARES

            The Preferred shares of each series shall rank, both as regards dividends and return of capital, in priority to all other shares of the Corporation. The Preferred shares of any series may also be given such other preferences over the Common shares and over any other shares of the Corporation ranking junior to the Preferred shares, as may be fixed in accordance with paragraph 2(b) hereof; provided, however, that no rights, privileges, restrictions or conditions attached to a series of shares shall confer on a series a priority in respect of voting, dividends or return of capital over any other series of shares of the same class that are then outstanding.

                                                                 Exhibit 3.1(CC)

================================================================================

                                                                  20353521
                                                            --------------------
                                                            Corporate Access No.

                                     Alberta

                            BUSINESS CORPORATIONS ACT

                                     Form 5

                            CERTIFICATE OF AMENDMENT

                              VENTURES GAINED INC.
--------------------------------------------------------------------------------
                               Name of Corporation

I HEREBY CERTIFY THAT THE ARTICLES OF THE ABOVE-MENTIONED CORPORATION WERE AMENDED.

|_| UNDER SECTION 13 OF THE BUSINESS CORPORATIONS ACT IN ACCORDANCE WITH THE ATTACHED NOTICE;

|X| UNDER SECTION 27 OF THE BUSINESS CORPORATIONS ACT AS SET OUT IN THE ATTACHED ARTICLES OF AMENDMENT DESIGNATING A SERIES OF SHARES;

|_| UNDER SECTION 171 OF THE BUSINESS CORPORATIONS ACT AS SET OUT IN THE ATTACHED ARTICLES OF AMENDMENT;

|_| UNDER SECTION 185 OF THE BUSINESS CORPORATIONS ACT AS SET OUT IN THE ATTACHED ARTICLES OF REORGANIZATION;

|_| UNDER SECTION 186 OF THE BUSINESS CORPORATIONS ACT AS SET OUT IN THE ATTACHED ARTICLES OF ARRANGEMENT.

                                             /s/ [ILLEGIBLE]
                                             -----------------------------------
                                                  Registrar of Corporations

[SEAL]
                                                       August 2, 1988
                                                  ------------------------------
                                                      Date of Incorporation

================================================================================

                            BUSINESS CORPORATIONS ACT                     FORM 4
                               (SECTION 27 OR 171)

                                                   -----------------------------
CORPORATE REGISTRY                                             FILED
      RECEIVED                                              AUG 2 1988

     AUG 2 1988                                    The Registrar of Corporations
                                                        PROVINCE OF ALBERTA
      CALGARY                                      -----------------------------
PROVINCE OF ALBERTA

Alberta                                                    ARTICLES OF AMENDMENT
--------------------------------------------------------------------------------
1. NAME OF CORPORATION:                           2. CORPORATE ACCESS NUMBER:

      VENTURES GAINED INC.                                  20353521

--------------------------------------------------------------------------------
3.THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:

      1. Pursuant to Section 27 of the Business Corporations Act (Alberta)
      Article 2 of the Articles of the Corporation is hereby amended by the designation of a series of Preferred Shares as set out in Schedule "A" - attached hereto.

--------------------------------------------------------------------------------
      DATE                          SIGNATURE                     TITLE
--------------------------------------------------------------------------------

July 25/88                    /s/ JEFFREY P. GOGUEN               President
--------------------------------------------------------------------------------
FOR DEPARTMENTAL USE ONLY                                         FILED

                                  SCHEDULE "A"

                              VENTURES GAINED INC.

      Provisions attaching to the 6% Non-Cumulative Redeemable Convertible Retractable First Preferred Shares, Series A

      The first series of Preferred Shares of Ventures Gained Inc. (the "Corporation") shall consist of 100,000 shares without nominal or par value, shall be designated as 6% Non-Cumulative Redeemable Convertible Retractable First Preferred Shares, Series A (the "Series A Shares") and, in addition to the rights, conditions, restrictions and limitations attached to the Preferred Shares as a class, shall have attached thereto rights, conditions, restrictions and limitations substantially as hereinafter set forth, that is to say:

1. ISSUE PRICE

1.1 The stated value of the Series A Shares shall be $10.00 per share.

2. DIVIDENDS

2.1 The holders of the Series A Shares shall be entitled to receive fixed, non-cumulative, preferential cash dividends, out of monies properly applicable to the payment of dividends, at the lesser of the following rates:

      (a) a rate of 6% of the stated value per Series A Share ($0.60 per Series A Share) per annum, as and when declared by the board of directors of the Corporation; or

      (b) a rate of 20% of the Corporation's net income before taxes, as set forth in the Corporation's income tax return filed annually pursuant to the Income Tax Act (Canada) (the "Tax Act").

2.2 The Corporation shall, promptly after filing its income tax return pursuant to the Tax Act, provide notice to the Transfer Agent as to the amount of the Corporation's net income before taxes as set forth in its income tax return and whether the payment of dividends on the Series A Shares shall be based on this net income calculation.


2.3 Cheques of the Corporation, dated the dividend payment date and payable at par at any branch of the Corporation's bankers for the time being in Canada, shall be issued in respect of each such dividend and the mailing thereof to any holder shall satisfy the dividend represented thereby unless the cheque be not paid upon presentation. No shareholder shall be entitled to recover by action or other legal process against the Corporation respecting any dividend that is represented by a cheque that has not been duly presented to the Corporation's bankers for payment and that otherwise remains unclaimed for a period of six years from the date on which it was payable. If, on any dividend payment date, the dividend payable on such date is not paid in full on all the Series A Shares then issued and outstanding, such dividend or the unpaid part thereof shall not be required to be paid on a subsequent date.


2.4 The holders of the Series A Shares shall not be entitled to any dividends other than or in excess of the dividends for which provision is expressly made herein.

3. LIQUIDATION

3.1 In the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of Series A Shares shall be entitled to receive $10.00 for each Series A Share held.

3.2 In all cases the holders of the Series A Shares shall be entitled to be paid all moneys payable pursuant to paragraph 3.1 before any amount shall be paid or any distribution of the assets of the Corporation shall be made to the holders of the common shares or any other shares of the Corporation ranking junior to the Series A Shares with respect to distributions upon liquidation.

3.3 After payment to the holders of the Series A Shares of the amounts so payable to them they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

4. RETRACTION PRIVILEGE

4.1 Holders of the Series A Shares shall have the option or privilege (the "Retraction Privilege") of requiring the Corporation in any calendar year, to redeem, subject to applicable law, up to 25% of the holder's Series A Shares (the "Retraction Limit") which have not previously been converted to common shares of the Corporation (the "Common Shares") pursuant to the provisions of
Section 7 hereof, in the event that the net earnings of the Corporation have exceeded $250,000 for that calendar year (the "Retraction Event"), which Retraction Privilege shall be effected at a price (the "Retraction Price") equal to $10.00 per share.

4.2 The Corporation shall promptly provide notice of the Retraction Event to the Transfer Agent and during the 10 day period following the Retraction Event, mail to each person who at the date of mailing is a registered holder of Series A Shares a written notice (the "Retraction Notice") giving details of the Retraction Privilege and specifying a place or places in the Province of Alberta for the deposit by the holder of the certificate or certificates representing the Series A Shares and the date on or prior to which such deposit shall be made by such holder in order to exercise such Retraction Privilege, which date shall be 35 days following the Retraction Event (the "Retraction Payment Date"). Subject to the provisions of Clause 4.1, the Corporation shall pay the Retraction Price on the Retraction Payment Date to the Transfer Agent on behalf of the holders of Series A Shares who have exercised their Retraction Privilege. The Retraction Notice will also contain, if the Corporation determines under the provisions of Clause 4.5 that it will not be permitted to retract the Series A Shares in accordance with the provisions of Clause 4.1, the statement required under the provisions of Clause 4.5.

4.3 At least 7 days prior to the applicable Retraction Payment Date, a holder of Series A Shares desiring to exercise the Retraction Privilege shall deposit the certificate or certificates representing the Series A Shares to be purchased together with a written notice signed by the holder requesting purchase of the Series A Shares represented by such certificate up to the Retraction Limit or certificates or such lesser number thereof as may be specified in such notice. If a part only of the Series A Shares represented by any certificate shall be purchased a new certificate for the balance shall be issued at the expense of the Corporation. Such deposit shall, subject to Clause 4.5, be irrevocable. Payment of the Retraction Price, subject to the Corporation's obligations set out in this Section 4, shall be made by depositing with the Transfer Agent the Retraction Price of the Series A Shares which are represented by certificates which have been delivered to the Custodian in accordance herewith. Series A Shares purchased pursuant to the provisions hereof shall be and be deemed to be cancelled and shall not be reissued. No shareholder shall be entitled to recover by action or other legal process against the Corporation any portion of the Retraction Price that is represented by a cheque that has not been duly presented to the Corporation's bankers for payment and that otherwise remains unclaimed for a period of six years from the date on which it was payable. Upon such deposit being made or upon the date specified for purchase of Series A Shares, whichever is the later, the Series A Shares in respect of which such deposit shall have been made shall be deemed to have been purchased and the rights of the holders thereof shall be limited to receiving without interest their proportionate part of the amount so deposited on presentation and surrender of the certificates representing their Series A Shares being purchased. Any interest allowed on any such deposit shall belong to the Corporation.

4.4 Upon payment by the Corporation of the Retraction Price for the Series A Shares purchased pursuant to the provisions of this Section 4, the Series A Shares so purchased shall cease to be entitled to dividends or any other participation in the assets of the Corporation and the holders of such shares shall not be entitled to exercise any of the rights of shareholders in respect of them. In the event that the Corporation fails to pay the full Retraction Price, the Series A Shares deposited for purchase shall be entitled to dividends in proportion to that portion of the Retraction Price unpaid.

4.5 Subject to the provisions of Clause 4.1 and subject to the provisions of Clause 4.6, the Corporation shall on the Retraction Payment Date purchase all Series A Shares up to the Retraction Limit in respect of which holders shall have exercised the Retraction Privilege. If prior to the mailing or publication of the Retraction Notice for the Retraction Payment Date, the Corporation determines that it will not be permitted under the provisions of any applicable law to purchase the number of Series A Shares pursuant to its obligations hereunder, the Corporation shall include in such Retraction Notice a statement of the maximum amount (in multiples of $10) which it then believes it will be permitted to pay on the Retraction Payment Date and, in reasonable detail, the basis of the calculation thereof. Insofar as the Corporation has acted in good faith in making such determination, the Corporation shall have no liability in the event that such determination proves inaccurate. Notwithstanding the provisions of Clause 4.3 if the aggregate amount that the Corporation is able to pay on the Retraction Payment Date is less than the aggregate amount determined by the Corporation for the Retraction Notice, the holder of Series A Shares deposited for retraction shall have the right to withdraw such shares from such deposit on or before 10 days following the Retraction Payment Date and Clause 4.1 shall otherwise apply mutatis mutandis to the retraction of the Series A Shares so withdrawn from deposit.

4.6 If the Corporation fails to pay the full Retraction Price, because of the provisions of any applicable law, for any of the Series A Shares deposited for purchase on the Retraction Payment Date in respect of which the holders thereof have exercised their rights up to the Retraction Limit under the Retraction Privilege, the remainder of the Retraction Price of such Series A Shares shall be paid on a pro rata basis as soon as reasonably feasible to the extent the Corporation is able to do so under the provisions of any applicable law, on each succeeding date for the payment of dividends on the Series A Shares until the full amount of the Retraction Price of the Series A Shares so deposited has been paid. In the event that the Corporation shall as aforesaid pay only a portion of the full amount of the Retraction Price of the Series A Shares deposited for retraction, the certificates representing such Series A Shares shall be cancelled and new share certificates shall be issued to the depositing shareholders representing the Series A Shares not retracted. The provisions of this Section 4 shall, to the extent reasonably possible, apply to such further Retraction Privilege mutatis mutandis, except that the Retraction Notice to be mailed by the Corporation shall be mailed during the 30 day period ended 30 days prior to the applicable dividend payment date and the date on or prior to which deposit of certificate(s) shall be made by a holder of Series A Shares in order to exercise such Retraction Privilege shall be 7 days prior to such applicable dividend payment date.

5. REDEMPTION


5.1 The Series A Shares are not redeemable on or prior to July 31, 1989 without the prior consent of the holders of such shares.

5.2 After July 31, 1989, the Corporation may at its option redeem at any time all of the outstanding Series A Shares or, subject to the provisions of Section 8, from time to time any part thereof selected by lot in such manner as the board of directors shall decide, or, if the board of directors so decide, pro rata, on payment of $10.00 for each such share to be redeemed (the "Redemption Price").

5.3 On any redemption of Series A Shares under this Section 5, the Corporation shall give in the manner provided in Section 9 at least 30 days prior notice to each person who, at the date of giving such notice, is the registered holder of Series A Shares to be redeemed, of the intention of the Corporation to redeem such shares. Such notice shall set out the Redemption Price and the date on which the redemption is to take place and, unless all the Series A Shares held by the holder to whom it is addressed are to be redeemed, shall also set out the number of such shares so held which are to be redeemed. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to the holders of such Series A Shares to be redeemed the Redemption Price on presentation and surrender at the head office of the Corporation or at any other place or places within Canada designated by such notice, of the certificate or certificates for such Series A Shares so called for redemption. Such payment shall be made by cheque payable at par at any branch in Canada of the Corporation's bankers. If a part only of the Series A Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the redemption date specified in any such notice, the Series A Shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the Redemption Price shall not be duly made by the Corporation. At any time after the notice of redemption is given the Corporation shall have the right to deposit the Redemption Price of any or all Series A Shares called for redemption with any chartered bank or banks or with any trust corporation or trust companies in Canada named for such purpose in the notice of redemption to the credit of a special account or accounts in trust for the respective holders of such shares, to be paid to them respectively upon surrender to such bank or banks or trust company or trust companies of the certificate or certificates representing the same. Upon such deposit or deposits being made, such shares shall be deemed to be redeemed and the rights of the holders of such shares shall be limited to receiving the proportion of the amounts so deposited applicable to their respective shares without interest. Any interest allowed on such deposit or deposits shall belong to the Corporation.

5.4 Series A Shares which are redeemed or deemed to be redeemed in accordance with this Section 5 shall be and be deemed to be cancelled and shall not be reissued.

6. PURCHASE FOR CANCELLATION

6.1 Subject to the provisions of Section 8 and in addition to its right to redeem the Series A Shares as provided in Section 5, the Corporation may at any time and from time to time purchase for cancellation the whole or any part of the outstanding Series A Shares by invitations for tender addressed to all holders of record of the outstanding Series A Shares. In the event that, upon any request for tenders, the Corporation shall receive two or more tenders of Series A Shares at the same price and which shares, when added to any shares tendered at a lower price or prices, aggregate more than the amount for which the Corporation is prepared to accept tenders, if any of the Series A Shares so tendered at the same price are purchased by the Corporation they shall be purchased pro rata from such holders tendering at the same price, disregarding fractions.

6.2 Series A Shares which are purchased in accordance with this Section 6 shall be and be deemed to be cancelled and shall not be reissued.

7. CONVERSION PRIVILEGE

7.1 For the purposes of these share provisions:

      (a) "Certificate of the Corporation" means a certificate under the corporate seal of the Corporation signed by any two of the Chairman, the President, or any Vice President or any one of them together with the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer of the Corporation and may consist of one or more instruments so executed;

      (b) "Close of business" means with respect to the conversion of any Series A Share the normal closing time of the office of the Transfer Agent at which the holder of such share elects to have such share converted;

      (c) "Common Shares" shall mean common shares without nominal or par value in the capital of the Corporation as such shares were constituted on *, and any other shares resulting from reclassification or change of such Common Shares or amalgamation, consolidation, merger or sale, all as referred to in Clause 7.10;

      (d) "Current Conversion Price" shall mean the Current Market Price for each Common Share to be issued upon conversion of any Series A Shares, subject to adjustment as hereinafter provided;

      (e) "Current Conversion Basis" means at any particular time 20 Common Shares into which at such time one (1) Series A Share shall be convertible at the Current Conversion Price in accordance with the provisions of this Section 7;

      (f) "Current Market Price", as at any date when the Current Market Price is to be determined, shall mean the weighted average price at which Common Shares have traded on the Alberta Stock Exchange for any fifteen (15) consecutive trading days ending on a date not earlier than the fifth trading day preceding such date. In the event the Common Shares are not so traded on the Alberta Stock Exchange but are listed on another stock exchange, or stock exchanges in Canada, the foregoing references to the Alberta Stock Exchange shall be deemed to be references to such other stock exchange, or, if more than one, to such one as shall be designated by the board of directors of the Corporation. In the event the Common Shares are not so traded on any stock exchange in Canada, the Current Market Price thereof shall be determined by the board of directors of the Corporation, acting reasonably, which determination shall be conclusive;

      (g) "dividends paid in the ordinary course" means dividends, whether in cash or in shares of the capital stock of the Corporation, paid in any fiscal year of the Corporation to the extent that the aggregate of such cash and the paid up capital of such shares does not in such fiscal year exceed the greatest of:

            (i) 150% of the aggregate amount of dividends paid by the Corporation on the Common Shares in the period of 12 consecutive months ended immediately prior to the first day of such fiscal year;

            (ii) 80% of the aggregate amount of dividends paid by the Corporation on the Common Shares in the period of 36 consecutive months ended immediately prior to the first day of such fiscal year; and

            (iii) 100% of the consolidated net earnings of the Corporation, before extraordinary items, for the period of 12 consecutive months ended immediately prior to the first day of such fiscal year (such consolidated net earnings to be as shown in the audited financial statements of the Corporation for such period of 12 consecutive months or, if there are no audited financial statements in respect of such period, computed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the most recent audited consolidated financial statements of the Corporation);

            and for such purpose the amount of any dividend paid in shares shall be the aggregate paid up capital of such shares.

      (h) "trading day" means a day on which the relevant stock exchange referred to in subclause 7.1(f) is open for business;

      (i) "Transfer Agent" means the person appointed as registrar and transfer agent for the Common Shares;

      (j) "weighted average price" means at any specific date, the weighted average price per Common Share of all trades in board lot quantities of the Common Shares for the specified period in trading days immediately prior to such date on the relevant stock exchange referred to in subclause 7.1(f) above.

7.2 A holder of any Series A Shares has the right at his option at any time, or, in the case of shares called for redemption, up to the close of business on the third business day preceding the date fixed for redemption, whichever is earlier, to conversion, subject to the terms and provisions hereof, such Series A Shares into fully paid and non-assessable Common Shares at the Current Conversion Basis. Should payment of the Redemption Price of Series A Shares which have been called for redemption not be paid upon surrender of the certificate for such Series A Shares the right of conversion shall revive and continue from the time of the failure to pay as if such Series A Shares had not been called for redemption. The conversion of Series A Shares in accordance with this clause may be effected by the surrender of the certificate or certificates representing the same at any time during usual business hours at the option of the holder at any office of the Transfer Agent at which the Common Shares are transferable, accompanied by: (1) payment or evidence of payment of the tax (if any) payable as provided in Clause 7.9, and (2) a written instrument of surrender in form satisfactory to the Corporation duly executed by the registered holder, or his attorney duly authorized in writing, in which instrument such holder may also elect to convert part only of:

      (a) the Series A Shares represented by such certificate or certificates not theretofore called for redemption, in which event such holder shall be entitled to receive, at the expense of the Corporation, a new certificate representing the Series A Shares represented by such certificate or certificates which have not been converted; or

      (b) the Series A Shares, represented by such certificate or certificates, theretofore called for redemption, in which event on the date specified for the redemption of such Series A Shares such holder shall be entitled to payment of the Redemption Price of the Series A Shares represented by such certificate or certificates which have been called for redemption and which have not been converted, and to receive, at the expense of the Corporation, a certificate representing Series A Shares represented by such certificate or certificates which have been neither converted nor redeemed.

            As promptly as practicable after the surrender of any Series A Shares for conversion, the Corporation shall cause to be delivered to or upon the written order of the holder of the Series A Shares so surrendered, a certificate or certificates issued in the name of, or in such name or names as may be directed by, such holder representing the number of Common Shares to which such holder is entitled together with a payment by cheque or the issue of scrip certificates in respect of any fraction of a Common Share issuable on such conversion as provided in Clause 7.8. Such conversion shall be deemed to have been made at the close of business on the date such Series A Shares shall have been surrendered for conversion, so that the rights of the holder of such Series A Shares as the holder thereof shall cease at such time and the person or persons entitled to receive Common Shares upon such conversion shall be treated for all purposes as having become the holder or holders of record of such Common Shares at such time and such conversion shall be on the Current Conversion Basis as at such time. The date of surrender of any Series A Shares for conversion shall be deemed to be the date when the certificate representing such Series A Shares is received by the Transfer Agent.

7.3 The registered holder of any Series A Shares on the record date for any dividend payable on such share shall be entitled to such dividend notwithstanding that such share is converted after such record date and before the payment date of such dividend and the registered holder of any Common Share resulting from any conversion shall be entitled to rank equally with the registered holders of all other Common Shares in respect of all dividends declared payable to holders of Common Shares of record on any date after the date of conversion. Subject as aforesaid and subject to the provisions hereof, upon the conversion of any Series A Shares, the Corporation shall not make payment or adjustment on account of any dividends on the Series A Shares so converted nor on account of any dividends on the Common Shares issuable upon such conversion.

7.4 The Current Conversion Price shall be subject to adjustment from time to time as follows:

      (a) if the Corporation shall at any time, or from time to time, hereafter (i) subdivide its outstanding Common Shares into a greater number of shares, (ii) combine, consolidate or reclassify its outstanding Common Shares into a smaller number of shares, or (iii) issue Common Shares to the holders of any of its outstanding Common Shares by way of a stock dividend (other than an issue of Common Shares to holders of Common Shares who exercise an option to receive dividends in the form of Common Shares in lieu of receiving cash dividends paid in the ordinary course), the Current Conversion Price in effect on the effective date of such subdivision or combination, consolidation or reclassification or on the record date for such issue of Common Shares by way of a stock dividend, as the case may be, shall be adjusted immediately after such effective date or record date, as the case may be, so that it shall thereafter equal the price determined by multiplying the Current Conversion

            Price in effect on such date by a fraction of which the numerator shall be the total number of Common Shares outstanding immediately prior to such date and the denominator shall be the total number of Common Shares outstanding immediately after such date; such adjustment shall be made successively whenever any event referred to in this subclause 7.4(a) shall occur; any such issue of Common Shares by way of a stock dividend shall be deemed to have been made on the record date for the stock dividend for the purpose of calculating the number of outstanding Common Shares under this Clause 7.4;

      (b) in case the Corporation shall fix a record date for the issuance of rights, options or warrants to all or substantially all the holders of its outstanding Common Shares entitling them for a period expiring not more than forty-five (45) days after such record date, to subscribe for or purchase Common Shares (or securities convertible into Common Shares) at a subscription or purchase price per share (or having a conversion price per share) less than 90% of the Current Market Price on such record date, then the Current Conversion Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Current Conversion Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date plus a number of Common Shares equal to the number arrived at by dividing the aggregate price of the total number of additional Common Shares offered for subscription or purchase (or the aggregate conversion price of the convertible securities so offered) by the Current Market Price of a Common Share, and of which the denominator shall be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares offered for subscription or purchase (or into which the convertible securities so offered are/convertible). Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that any such rights, options or warrants are not so issued or any such rights, options or warrants are not exercised prior to the expiration thereof, the Current Conversion Price shall be readjusted to the Current Conversion Price which would then be in effect based upon the number of rights, options or warrants actually issued or the number of Common Shares (or securities convertible into Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be; and

      (c) in case the Corporation shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Common Shares of (i) shares of any class other than Common Shares, or (ii) rights, options or warrants (excluding those referred to in subclause 7.4(b) and excluding rights, options or warrants entitling the holders for a period expiring not more than forty-five (45) days after such record date to subscribe for or purchase Common Shares (or securities convertible into Common Shares) at a subscription or purchase price per share (or having a conversion price per share) greater than or equal to 90% of the Current Market Price on such record date), or (iii) evidences of its indebtedness, or (iv) any assets (excluding cash dividends paid in the ordinary course and shares or other property or assets distributed in lieu of such cash dividends at the option of shareholders), then in each such case the Current Conversion Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Current Conversion Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date multiplied by the Current Market Price per Common Share on such record date, less the fair market value (as determined by the board of directors of the Corporation acting reasonably, whose determination shall be conclusive) of such shares or rights, options or warrants or evidences of indebtedness or assets so distributed, and of which the denominator shall be the total number of Common Shares outstanding on such record date multiplied by such Current Market Price per Common Share. Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purposes of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that such distribution of shares, evidences of indebtedness or assets is not so made or to the extent that any rights, options or warrants so distributed are not exercised, the Current Conversion Price shall be readjusted to the Current Conversion Price which would then be in effect based upon such shares, evidences of indebtedness or assets actually distributed or based upon the number of Common Shares (or securities convertible into Common Shares) actually delivered upon the exercise of such rights, options or warrants, as the case may be.

7.5 No adjustments of the Current Conversion Price shall be made pursuant to subclause 7.4(b) or 7.4(c) if the holders of the Series A Shares are permitted to participate in the issue of such rights, options or warrants or such distribution, as the case may be, as though and to the same effect as if they had converted their Series A Shares into Common Shares prior to the issue of such rights, options or warrants or such distribution, as the case may be.

7.6 No adjustment of the Current Conversion Price shall be made in any case in which the cumulative effect of the resulting increase or decrease in the Current Conversion Price would be less than 1% of the then Current Conversion Price, but in such case any adjustment that would otherwise have been required then to be made shall be carried forward and made at the time of, and together with, the next subsequent adjustment to the Current Conversion Price which, together with any and all such adjustments so carried forward, shall result in an increase or decrease in the Current Conversion Price by not less than 1%.

7.7 When any action is taken which requires an increase or decrease of the Current Conversion Price under Clause 7.4, the Corporation shall forthwith file with the Transfer Agent a Certificate of the Corporation setting forth the details of the action taken and, as the case may be, the increased or decreased Current Conversion Price, the details of the computation of the adjusted Current Conversion Price and the resulting adjusted Current Conversion Basis. The Transfer Agent shall be under no duty to make any investigation or inquiry as to the statements contained in any such Certificate of the Corporation or the manner in which any computation was made, but the Transfer Agent may accept such Certificate as conclusive evidence of the statements therein contained and shall be fully protected with respect to any and all acts done or action taken or suffered by it in reliance thereon. The Corporation shall exhibit a copy of such Certificate of the Corporation from time to time to any holder of Series A Shares desiring to inspect the same, and shall give notice of any such adjustment of the Current Conversion Price and the resulting adjustment of the Current Conversion Basis to the holders of the Series A Shares in the manner provided in Section 9. The Corporation may retain a firm of independent chartered accountants (who may be the auditors of the Corporation) to make any computation required under Clause 7.4, and any computation so made shall be final and binding on the Corporation and the holders of the Series A Shares. Such firm of independent chartered accountants may, as to questions of law, request and rely upon an opinion of counsel (who may be counsel for the Corporation).

7.8 Upon the surrender of any Series A Shares for conversion, the number of full Common Shares issuable upon conversion thereof shall be equal to the aggregate number of such Series A Shares to be converted multiplied by the Current Conversion Basis. Fractional shares will not be issued on any conversion but in lieu thereof the Corporation shall make cash payments. Payment shall be by cheque of an amount equal to the then value of such fractional interest computed on the basis of the Current Market Price.

7.9 The issuance of certificates for Common Shares upon the conversion of Series A Shares shall be made without charge to the holders of the Series A Shares so converted, of any fee or tax imposed on the Corporation in respect of the issuance of such certificates or the Common Shares represented thereby; provided that the Corporation shall not be required to pay any tax which may be imposed upon the person or persons to whom such Common Shares are issued in respect of the issuance of such Common Shares or the certificate therefor or which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name or names other than that of the holder of the Series A Shares converted, and the Corporation shall not be required to issue or deliver such certificate unless the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid, or that the Corporation shall have no liability in respect thereof.

7.10 In case of any reclassification or change (other than a change resulting only from consolidation or subdivision) of the

Common Shares, or in case of any amalgamation, consolidation or merger of the Corporation with or into any other corporation, or in the case of any sale of the properties and assets of the Corporation as, or substantially as, an entirety to any other corporation, each Series A Share shall, after such reclassification, change, amalgamation, consolidation, merger, or sale be convertible into the number of shares or other securities or property of the Corporation or such continuing, successor, purchasing corporation, as the case may be, to which a holder of the number of Common Shares as would have been issued if such Series A Shares had been converted immediately prior to such reclassification, change, amalgamation, consolidation, merger or sale would have been entitled upon such reclassification, change, amalgamation, consolidation, merger or sale. The board of directors of the Corporation may accept the certificate of any firm of independent chartered accountants (who may be the auditors of the Corporation) as to the foregoing calculation, and the board of directors may determine such entitlement on the basis of such certificate. Any such determination shall be conclusive and binding on the Corporation and the holders of the Series A Shares. No such reclassification, change, amalgamation, consolidation, merger or sale shall be carried into effect unless, in the opinion of the board of directors of the Corporation, all necessary steps shall have been taken to ensure that the holders of the Series A Shares shall thereafter be entitled to receive such number of shares or other securities or property of the Corporation or such continuing, successor or purchasing corporation, as the case may be, subject to adjustment thereafter in accordance with provisions similar, as nearly as may be, to those contained in this Section 7.

7.11 The Corporation shall give to the holders of Series A Shares at least fourteen (14) days' prior notice of the record date for any of the events set forth in Clause 7.4 other than a subdivision, combination, consolidation or reclassification of the Common Shares and for the payment of any cash dividend paid in the ordinary course or the distribution of shares or other property or assets in lieu thereof and of the issue to any of the Corporation's shareholders of rights to subscribe for Common Shares or other securities and shall give at least thirty (30) days' prior notice of any repayment of capital on the Common Shares. The accidental failure or omission to give the notice required by this Clause 7.11 or any defect therein shall not affect the legality or validity of any such payment, distribution or issue.


7.12 If in the opinion of the board of directors of the Corporation the provisions of this Section 7 are not strictly applicable, or if strictly applicable would not fairly protect the rights of the holders of the Series A Shares in accordance with the intent and purposes hereof, the board of directors shall make any adjustment in such provisions as the board of directors deems appropriate.

8. RESTRICTIONS ON DIVIDENDS AND RETIREMENT OF SHARES

8.1 So long as any of the Series A Shares are outstanding, the Corporation will not, without the approval of the holders of the Series A Shares given in the manner set forth in Section 12,

      (a) declare any dividend, other than stock dividend, on any shares of the Corporation ranking junior to the Series A Shares with respect to the payment of dividends;

      (b) redeem or purchase or make any capital distribution in respect of any shares of the Corporation ranking junior to the Series A Shares with respect to the payment of dividends or repayment of capital (except out of the proceeds of a new issue of shares ranking junior to the Series A Shares in both such respects);

      (c) except in connection with the Retraction Privilege and pursuant to the Retraction Limit attaching to the Series A Shares, redeem or purchase less than all the Series A Shares; or

      (d) except in connection with any retraction privilege attaching thereto and provided a similar retraction privilege is extended or available to the holders of the Series A Shares, redeem or purchase any shares ranking on a parity with the Series A Shares.

9. NOTICES

9.1 Any notice, required to be given under the provisions attaching to the Series A Shares to the registered holders thereof shall be given by ordinary unregistered mail, postage prepaid, addressed to each holder at the last address of such holder as it appears on the books of the Corporation or, in the event of the address of any such holder not so appearing, then to the address of such holder last known to the Corporation; provided that accidental failure or omission to give any notice as aforesaid to one or more of such holders shall not invalidate any action or proceeding founded thereon. Any such notice shall be deemed to have been given on the second business day after mailing.

10. INTERPRETATION

10.1 In the event that any date on which any dividend on the Series A Shares is payable by the Corporation, or on or by which any other action is required to be taken by the Corporation hereunder, is not a business day (as hereinafter defined), then such dividend shall be payable, or such other action shall be required to be taken, on or by the next succeeding date that is a business day. A "business day" shall be a day other than a Saturday, a Sunday or any other day that is treated as a holiday in the

Province in which the Corporation has its principal office in Canada.

11. AMENDMENTS

11.1 The rights, restrictions, conditions and limitations attached to the Series A Shares may be amended, modified, suspended, altered or repealed but only if consented to, or approved by, the holders of the Series A Shares in the manner hereinafter specified and in accordance with any requirements of the applicable legislation and any amendments thereto from time to time.

12. APPROVAL BY HOLDERS OF SERIES A SHARES

12.1 For the purposes of Sections 8 and 11, any consent or approval given by the holders of Series A Shares shall be deemed to have been sufficiently given if it shall have been given in writing by the holders of at least 66-2/3% of the outstanding Series A Shares or by a resolution passed at a meeting of holders of Series A Shares duly called and held upon not less than twenty-one (21) days notice to the holders and carried by the affirmative vote of not less than 66-2/3% of the votes cast at such meeting. A quorum for the purposes of a meeting of the holders of Series A Shares shall be the holders of twenty (20%) percent of the outstanding Series A Shares being present in person or represented by proxy. If at any such meeting of the holders of Series A Shares called by the Corporation a quorum is not present within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than twenty-one (21) nor more than twenty-eight (28) days thereafter and to such time and place as may be designated by the chairman, and not less than ten (10) days' written notice shall be given of such adjourned meeting. At such adjourned meeting the holders of Series A Shares present or represented by proxy may transact the business for which the meeting was originally convened and a resolution passed thereat by the affirmative vote of not less than 66-2/3% of the votes cast at such meeting shall constitute the consent or approval of the holders of Series A Shares. On every poll taken at every meeting every holder of Series A Shares shall be entitled to one vote in respect of each Series A Share held.

13. VOTING RIGHTS

13.1 Except as required by law, the holders of the Series A Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

13.2 When the holders of Series A Shares vote separately as holders of Preferred Shares in accordance with Clause 12, each holder shall be entitled to one (1) vote in respect of each Series A Share held by such holder.

14. TAXABLE PREFERRED SHARES ELECTION

14.1 The Corporation shall elect pursuant to proposed subsection 191.2(1) of the Income Tax Act (Canada)(the "Tax Act"), or pursuant to any similar provision enacted in substitution for that subsection (provided such substitution is not detrimental to the Corporation compared to the proposed subsection) by filing the form prescribed pursuant to proposed subsection 191.2(1) of the Tax Act (and within the time period referred to in proposed subsection 191.2(1)) with the Minister of National Revenue with respect to the Series A Shares.

                                                                 Exhibit 3.1(DD)

================================================================================

                                                                  20353521
                                                            --------------------
                                                            Corporate Access No.

                                     Alberta

                            BUSINESS CORPORATIONS ACT

                                     Form 5

                            CERTIFICATE OF AMENDMENT

                            - VENTURES GAINED INC. -
--------------------------------------------------------------------------------
                               Name of Corporation

I HEREBY CERTIFY THAT THE ARTICLES OF THE ABOVE-MENTIONED CORPORATION WERE AMENDED.

|_| UNDER SECTION 13 OF THE BUSINESS CORPORATIONS ACT IN ACCORDANCE WITH THE ATTACHED NOTICE;

|_| UNDER SECTION 27 OF THE BUSINESS CORPORATIONS ACT AS SET OUT IN THE ATTACHED ARTICLES OF AMENDMENT DESIGNATING A SERIES OF SHARES;

|X| UNDER SECTION 171 OF THE BUSINESS CORPORATIONS ACT AS SET OUT IN THE ATTACHED ARTICLES OF AMENDMENT;

|_| UNDER SECTION 185 OF THE BUSINESS CORPORATIONS ACT AS SET OUT IN THE ATTACHED ARTICLES OF REORGANIZATION;

|_| UNDER SECTION 186 OF THE BUSINESS CORPORATIONS ACT AS SET OUT IN THE ATTACHED ARTICLES OF ARRANGEMENT.

                                             /s/ [ILLEGIBLE]
                                             -----------------------------------
                                                  Registrar of Corporations

[SEAL]
                                                       June 27, 1988
                                                  ------------------------------
                                                      Date of Incorporation

================================================================================

                            BUSINESS CORPORATIONS ACT                     FORM 4
                               (SECTION 27 OR 171)

CORPORATE REGISTRAR
      RECEIVED

     AUG 2 1988

      CALGARY
PROVINCE OF ALBERTA

Alberta                                                    ARTICLES OF AMENDMENT
--------------------------------------------------------------------------------
1. NAME OF CORPORATION:                           2. CORPORATE ACCESS NUMBER:

      VENTURES GAINED INC.                                  20353521

--------------------------------------------------------------------------------
3.THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:

1. Pursuant to Section 167 (1) (e) of the Business Corporations Act (Alberta),
Item 2 of the Articles of the Corporation be amended by changing the rights, privileges, restrictions and conditions attaching to the 6% Non-Cumulative Redeemable Convertible Retractable First Preferred Shares, Series A as follows:

      (a) by deleting paragraph 2.1 (b) of Schedule "A" attached to the Articles of Amendment dated August 2, 1988 and substituting the following:

            "2.1  (b)   a rate of 20% of the Corporation's net income before
                        depreciation, before depletion and after current income taxes as computed in accordance with generally accepted accounting principles."

      (b) by deleting paragraph 2.2 of Schedule "A" attached to the Articles of Amendment dated August 2, 1988 and substituting the following:

            "2.2 The Corporation shall, promptly after the preparation of its annual financial statements, provide notice to the Transfer Agent as to the amount set forth in paragraph 2.1 (b)."

      (c) by inserting the date "July 25, 1988" after the words "were constituted on" in the third sentence of paragraph 7.1 (c) of Schedule "A" attached to the Articles of Amendment dated August 2, 1988.

      (d)   by deleting the words "Tax Act" in the second sentence of paragraph
            14.1 of Schedule "A" attached to the Articles of Amendment dated August 2, 1988, and substituting the words "Income Tax Act (Canada) (the "Tax Act")"

                                                               FILED
                                                            JUN 27 1989
                                                   THE REGISTRAR OF CORPORATIONS
                                                        PROVINCE OF ALBERTA

--------------------------------------------------------------------------------
      DATE                          SIGNATURE                     TITLE
--------------------------------------------------------------------------------
June 16, 1989      /s/ Jeffrey P. Goguen                          President
                   ---------------------
                   JEFFREY P. GOGUEN
--------------------------------------------------------------------------------
FOR DEPARTMENTAL USE ONLY                                         FILED

                                                                 Exhibit 3.1(EE)

================================================================================

                                                                  20353521
                                                            --------------------
                                                            Corporate Access No.

                                     Alberta

                            BUSINESS CORPORATIONS ACT

                                     Form 5

                            CERTIFICATE OF AMENDMENT

                              TOMAHAWK CORPORATION
--------------------------------------------------------------------------------
                               Name of Corporation

I HEREBY CERTIFY that the Articles of the above mentioned Corporation were amended under:

Section 27 of the Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares.

Section 171 of the Business Corporations Act as set out in the attached Articles of Amendment.

                                             /s/ [ILLEGIBLE]
                                             -----------------------------------
                                                  Registrar of Corporations

[SEAL]
                                                       June 11, 1993
                                                  ------------------------------
                                                      Date of Amendment

================================================================================

                                                   -----------------------------
                                                               FILED

                                                           JUN 11, 1993

                                                      Registrar of Corporations
                                                         Province of Alberta
                                                   -----------------------------

                            BUSINESS CORPORATIONS ACT
                              (Sections 27 and 167)

                              ARTICLES OF AMENDMENT

1.    NAME OF CORPORATION:

      VENTURES GAINED INC.

2.    CORPORATE ACCESS NO.

      20353521

3.    THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:

      (a) Pursuant to subsection 167(1)(a) of the Business Corporations Act (the "Act"), Item 1 of the Articles of Incorporation (the "Articles") be amended by deleting the existing Item 1 of the Articles and substituting the following:

            "1.   NAME OF CORPORATION:

                  TOMAHAWK CORPORATION"

      (b) Pursuant to subsection 167(1)(f) of the Act, Item 6 of the Articles be amended by the addition of the following provision:

            "6.   OTHER PROVISIONS IF ANY:

                  Change the issued Common Shares of the Corporation as at May 5, 1993 by consolidating into one Common Share each two issued Common Shares."

      (c) Pursuant to section 27(5) of the Act, the directors of the Corporation do hereby designate pursuant to Item 2, paragraph 2(b)(i) a series of the Convertible Preferred shares authorized to be issued pursuant to paragraph 2(b) of the Articles, and accordingly the Articles are hereby amended by the addition thereto of paragraph 2(c) as set forth on Schedule "A" hereto.

DATE: June 11, 1993.

SIGNATURE:                                                  TITLE:

/s/ Mani Chopra                                             SOLICITOR
--------------------
Mani Chopra

                                  SCHEDULE "A"

2(c)  DESIGNATION OF SERIES

      Three series of Preferred Shares are designated by the Corporation as Class "A", Series "I", Series "II", and Series "III" Preferred Shares, respectively, the said Series of Preferred Shares being so designated pursuant to subsection 27(5) of the Business Corporations Act and consisting of such number, and having the rights, privileges, restrictions and conditions attaching thereto as follows:

      (I)   Number

            Each of the Class "A" Preferred Shares shall consist of an unlimited number of such shares.

      (II)  Dividends

            Subject to the prior rights of the holders of any other Series of Preferred shares of the Corporation with respect to priority in the payment of dividends, the holders of Class "A" Preferred shares shall be entitled to receive dividends, as and when declared by the Directors of the Corporation out of assets properly applicable to the payment of dividends, in such amount and in such form as the board of directors may from time to time determine.

      (III) Priority on Liquidation

            In the event of the dissolution of liquidation of the Corporation or a sale of all its assets, whether voluntary or involuntary, or in the event of its insolvency, or upon any distribution of its capital, there shall be paid to the holders of Class "A" Preferred shares the amount paid up thereon plus the amount of all unpaid dividends accrued thereon without interest (in these Articles collectively called "the Redemption Amount") before any sum shall be paid to or any assets distributed among the holders of the Common shares. After such payment to the holders of the Class "A" Preferred shares, the remaining assets and funds of the Corporation shall be divided among and paid to the holders of the Common shares in proportion to their holdings of such shares.

(IV)  Conversion Right

      (A) For each $1.50 of Cumulative Cash Flow (as that term is hereinafter defined) a share of Series I Preferred Shares is convertible into 10 common shares of the Corporation. Following the right of conversion for all Series I Preferred Shares, for each $2.00 of Cumulative Cash Flow a share of the Series II Preferred Share is convertible into 10 common shares of the Corporation. Following the right of conversion for all Series I and Series II Preferred Shares, for each $2.50 of Cumulative Cash Flow a share of the Series III Preferred Shares is convertible into 10 common shares of the Corporation.

            On a consolidation, subdivision, amalgamation or reclassification of the Corporation's shares, the conversion calculation must be adjusted so that the proportion of the outstanding Class "A" Preferred Shares available for conversion is unaffected by the consolidation, subdivision, amalgamation or reclassification.

            The Class "A" Preferred Shares may be converted only once during the Corporation's financial year. The conversion calculation must be based on the Corporation's annual audited consolidated financial statements for the year or years during which the conversion requirements were met in respect of the Class "A" Preferred Shares to be converted.

            For the purposes of the above-referenced conversion formula, "Cash Flow" means net income or loss after tax, generated from the business of TomaHawk Imaging & Financial Inc. or any of its subsidiaries as shown on the consolidated audited financial statements or verified by the Corporation's auditors, adjusted to add back the following expenses:

            (i)   Depreciation,

            (ii)  Depletion,

            (iii) Deferred taxes,

            (iv)  Amortization of goodwill, and

            (v)   Deferred research and development costs.

            "Cumulative Cash Flow" means, at any time the aggregate Cash Flow of the Corporation up to that time from a date no earlier than June 1, 1993, net of any negative Cash Flow.

      (B) A holder of Class "A" Preferred Shares who wishes to avail himself of this right of conversion shall submit to the head office of the Corporation a written notice indicating the number of each Series Class "A" Preferred shares he wishes to convert. Certificates representing the Class "A" Preferred Shares to be converted shall be attached to the notice. Upon receipt of any such notice and the Certificates, the Corporation shall consult its auditors to confirm the number of Class "A" Preferred shares which are at that time convertible, and without charge issue ten (10) Common Shares for each Class "A" Preferred Share which is then requested to be converted or which is then convertible having regard to the Cumulative Cash Flow of the Corporation, whichever is less, and, if only some of the Class "A" Preferred Shares evidenced on the certificates are converted, the Corporation shall, without charge, issue a new certificate representing the remaining number of Class "A" Preferred Shares.

      (C) Notwithstanding paragraph (A), the Corporation may apply to The Alberta Stock Exchange for earlier conversion of the Class "A" Preferred Shares or amendment to the terms of conversion herein stated.

(V)   TRANSFERABILITY

            Class "A" Preferred Shares may not be transferred except with the prior approval of the directors, who may in their absolute discretion, refuse to register the transfer of any said shares, such approval to be evidenced by a resolution of the directors.

(VI)  CANCELLATION

            In the event that any of the Class "A" Series I Preferred Shares are not eligible for conversion to Common Shares at the conclusion of the Corporation's fiscal year beginning 1995 , subject to the discretion of The Alberta Stock Exchange, the ineligible Class "A" Series I Preferred Shares shall be cancelled.

            In the event that any of the Class "A" Series II Preferred Shares are not eligible for conversion to Common Shares at the conclusion of the Corporation's fiscal year beginning 1997, subject to the discretion of The Alberta Stock Exchange, the Class "A" Series II Preferred Shares shall be cancelled.

            In the event that any of the Class "A" Series III Preferred Shares are not eligible for conversion to Common Shares at the conclusion of the Corporation's fiscal year beginning 1999, subject to the discretion of The Alberta Stock Exchange, the Class "A" Series III Preferred Shares shall be cancelled.

(VII) OTHER PROVISIONS

            In the event that TomaHawk Imaging & Financial Inc. or any of its subsidiaries either becomes insolvent, is petitioned into bankruptcy, takes legislative protection from its creditors or ceases, then any Class "A" Preferred Shares which remain outstanding must be surrendered to the Corporation for cancellation and the Corporation and holders of such shares covenant to attend to their cancellation immediately.

                                                                 Exhibit 3.1(FF)

================================================================================

                                                         CORPORATE ACCESS NUMBER

                                                               20353521
       Alberta
GOVERNMENT OF ALBERTA

                            BUSINESS CORPORATIONS ACT

                                   CERTIFICATE

                                       OF

                                    AMENDMENT

TOMAHAWK CORPORATION
AMENDED ITS ARTICLES TO CREATE SHARES IN SERIES ON
MAY 7, 1996.


                                                /s/ [ILLEGIBLE]
                                                --------------------------------
[SEAL]                                             Registrar of Corporations

================================================================================

                            BUSINESS CORPORATIONS ACT
                               (Section 27 or 167)

                              ARTICLES OF AMENDMENT

1.    NAME OF CORPORATION:

      TOMAHAWK CORPORATION

2.    CORPORATE ACCESS NO.

      20353521

3.    THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:

      Pursuant to subsection 27(5) of the Business Corporations Act, the directors of the Corporation do hereby designate three series of the Preferred shares authorized to be issued pursuant to paragraph 2(a) of
      Schedule I of the Articles of Amendment, the series to have the designation, price, restrictions, conditions and limitations as set forth on Schedule "A" hereto.

      This amendment is deemed to be remedial and effective as of June 11, 1993 to clarify the Articles of Amendment dated June 11, 1993.


DATE: May 7, 1996

SIGNATURE:                                         TITLE:


/s/ Mani Chopra
-------------------------------
Mani Chopra                                        Solicitor

                                  SCHEDULE "A"

DESIGNATION OF SERIES

Three series of Preferred Shares are designated by the Corporation as Class "A", Series "I", Series "II", and Series "III" Preferred Shares, respectively, the said Series of Preferred Shares being so designated pursuant to subsection 27(5) of the Business Corporations Act and consisting of such number, and having the rights, privileges, restrictions and conditions attaching thereto as follows:

(I)   Number

      Each of the Class "A" Preferred Shares shall consist of an unlimited number of such shares.

(II)  Dividends

      Subject to the prior rights of the holders of any other Series of Preferred shares of the Corporation with respect to priority in the payment of dividends, the holders of Class "A" Preferred Shares shall be entitled to receive dividends, as and when declared by the Directors of the Corporation out of assets properly applicable to the payment of dividends, in such amount and in such form as the board of directors may from time to time determine.

(III) Priority on Liquidation

      In the event of the dissolution or liquidation of the Corporation or a sale of all of its assets, whether voluntary or involuntary, or in the event of its insolvency, or upon any distribution of its capital, there shall be paid to the holders of Class "A" Preferred shares the amount paid up thereon plus the amount of all unpaid dividends accrued thereon without interest (in these Articles collectively called "the Redemption Amount") before any sum shall be paid to or any assets distributed among the holders of the Common shares. After such payment to the holders of the Series "A" Preferred Shares, the remaining assets and funds of the Corporation shall be divided among and paid to the holders of the Common shares in proportion to their holdings of such shares.

(IV)  Conversion Right

      (A) For each $1.50 of Cumulative Cash Flow (as that term is hereinafter defined) a share of Series I Preferred Shares is convertible into 10 common shares of the Corporation. Following the right of conversion for all Series I Preferred Shares, for each $2.00 of Cumulative Cash Flow a share of the Series II Preferred Shares is convertible into 10 common shares of the Corporation. Following the right of conversion for all Series I and Series II Preferred Shares, for each $2.50 of Cumulative Cash Flow a share of the Series III Preferred Shares is convertible into 10 common shares of the Corporation.

            On a consolidation, subdivision, amalgamation or reclassification of the Corporation's shares, the conversion calculation must be adjusted so that the proportion of the outstanding Class "A" Preferred Shares available for conversion is unaffected by the consolidation, subdivision, amalgamation or reclassification.

            The Class "A" Preferred Shares may be converted only once during the Corporation's financial year. The conversion calculation must be based on the Corporation's annual audited consolidated financial statements for the year or years during which the conversion requirements were met in respect of the Class "A" Preferred Shares to be converted.

            For the purposes of the above-referenced conversion formula, "Cash Flow" means net income or loss after tax, generated from the business of TomaHawk Imaging & Financial Inc. or any of its subsidiaries as shown on the consolidated audited financial statements or verified by the Corporation's auditors, adjusted to add back the following expenses:

            (i)   Depreciation,

            (ii)  Depletion,

            (iii) Deferred taxes,

            (iv)  Amortization of goodwill, and

            (v)   Deferred research and development costs.

            "Cumulative Cash Flow" means, at any time the aggregate Cash Flow of the Corporation up to that time from a date no earlier than June 1, 1993, net of any negative Cash Flow.

      (B) A holder of Class "A" Preferred Shares who wishes to avail himself of this right of conversion shall submit to the head office of the Corporation a written notice indicating the number of each Class "A" Preferred shares he wishes to convert. Certificates representing the Class "A" Preferred Shares to be converted shall be attached to the notice. Upon receipt of any such notice and the Certificates, the Corporation shall consult its auditors to confirm the number of Class "A" preferred shares which are at that time convertible, and without charge issue ten (10) Common Shares for each Class "A" Preferred Shares which is then requested to be converted or which then is convertible having regard to the Cumulative Cash Flow of the Corporation, whichever is less, and if only some of the Class "A" Preferred Shares evidenced on the certificates are converted, the Corporation shall without charge, issue a new certificate representing the remaining Class "A" Preferred Shares.

      (C) Notwithstanding paragraph (A), the Corporation may apply to The Alberta Stock Exchange for earlier conversion of the Class "A" Preferred Shares or amendment to the terms of conversion herein stated.

(V)   TRANSFERABILITY

            Class "A" Preferred Shares may not be transferred except with the prior approval of the directors, who may in their absolute discretion, refuse to register the transfer of any said shares, such approval to be evidenced by a resolution of the directors.

(VI)  CANCELLATION

            In the event that any of the Class "A" Series I Preferred Shares are not eligible for conversion to Common Shares at the conclusion of the Corporation's fiscal year beginning 1995, subject to the discretion of The Alberta Stock Exchange, the ineligible Class "A" Series I Preferred Shares shall be cancelled.

            In the event that any of the Class "A" Series II Preferred Shares are not eligible for conversion to Common Shares at the conclusion of the Corporation's fiscal year beginning 1997, subject to the discretion of The Alberta Stock Exchange, the Class "A" Series II Preferred Shares shall be cancelled.

            In the event that any of the Class "A" Series III Preferred Shares are not eligible for conversion to Common Shares at the conclusion of the Corporation's fiscal year beginning 1999, subject to the discretion of The Alberta Stock Exchange, the Class "A" Series III Preferred Shares shall be cancelled.

(VII) OTHER PROVISIONS

            In the event that TomaHawk Imaging & Financial Inc. or any of its subsidiaries either becomes insolvent, is petitioned into bankruptcy, takes legislative protection from its creditors or ceases to carry on its business, then any Class "A" Preferred Shares which remain outstanding must be surrendered to the Corporation for cancellation and the Corporation and holders of such shares covenant to attend to their cancellation immediately.